Exhibit 99.2

Media	Investors
Ancel Martinez	Jim Rowe
415-222-3858	415-396-8216

Wells Fargo & Company Announces Pricing Terms of Note Exchange Offers

SAN FRANCISCO, Nov. 21, 2013 – Wells Fargo & Company (NYSE: WFC) announced today the pricing terms of its previously announced private offers to exchange (i) any and all outstanding subordinated notes of Wells Fargo & Company listed in the table below (the “Parent Notes”) for new Subordinated Notes due January 16, 2024, of Wells Fargo & Company (the “2024 Notes”), and (ii) any and all subordinated notes of Wells Fargo Bank, N.A. listed in the table below (together with the Parent Notes, the “Old Notes”) for new Subordinated Notes due January 15, 2044 of Wells Fargo & Company (the “2044 Notes” and, together with the 2024 Notes, the “New Notes”) and cash, if any. The pricing terms were determined as of the price determination date, which was 11:00 a.m., New York City time, on November 21, 2013, in accordance with the terms set out in the confidential offering circular for the exchange offers, dated November 6, 2013, and the related letter of transmittal.

The interest rate on the new 2024 Notes will be 4.480%, determined by reference to the bid-side yield on the 2.500% U.S. Treasury due August 15, 2023, as of the price determination date, which was 2.780%. The interest rate on the new 2044 Notes will be 5.606%, determined by reference to the bid-side yield on the 3.625% U.S. Treasury due August 15, 2043, as of the price determination date, which was 3.906%.

The total exchange price to be received in each exchange offer for each $1,000 principal amount of the relevant series of Old Notes validly tendered, and not validly withdrawn, at or prior to the early participation date (5:00 p.m., New York City time, on November 20, 2013), is set forth in the table below. Each total exchange price includes the early exchange premium of $30.00 principal amount of the applicable series of New Notes per $1,000 principal amount of Old Notes validly tendered, and not validly withdrawn, at or prior to the early participation date. The total exchange price for each exchange offer has been determined in accordance with the procedures set forth in the confidential offering circular. Holders of Old Notes that validly tender Old Notes after the early participation date and whose Old Notes are accepted in the applicable exchange offer will receive the exchange price, which is the total exchange price less the early exchange premium.

The table below shows, among other things, the total exchange price and exchange price per

$1,000 principal amount of each series of Old Notes accepted in the exchange offers:

											Composition of Total Exchange Price
CUSIP/ISIN Number	Old Notes	Issuer	Principal Amount Outstanding	Reference U.S. Treasury Security	Reference UST Yield	Fixed Spread (basis points)	New Note Series	Exchange Offer Yield	Exchange Price	Total Exchange Price	Cash Payment	Principal Amount of New Notes
929903AE2/ US929903AE28	4.875% Subordinated Notes due February 15, 2014	Wells Fargo & Company	$900,000,000	1.25% Note due February 15, 2014	0.099%	+0	2024 Notes	0.099%	$980.48	$1,010.48	$0.00	$1,010.48
949746FS5/ US949746FS59	4.625% Subordinated Notes due April 15, 2014	Wells Fargo & Company	$500,000,000	1.25% Note due April 15, 2014	0.114%	+0	2024 Notes	0.114%	$987.41	$1,017.41	$0.00	$1,017.41
844730AG6/ US844730AG67	5.800% Subordinated Notes due June 15, 2014	Wells Fargo & Company	$400,000,000	0.750% Note due June 15, 2014	0.125%	+0	2024 Notes	0.125%	$1,001.35	$1,031.35	$0.00	$1,031.35
929903AJ1/ US929903AJ15	5.250% Subordinated Notes due August 1, 2014	Wells Fargo & Company	$1,500,000,000	0.125% Note due July 31, 2014	0.136%	+5	2024 Notes	0.186%	$1,004.42	$1,034.42	$0.00	$1,034.42
949746CR0/ US949746CR04	5.000% Subordinated Notes due November 15, 2014	Wells Fargo & Company	$850,000,000	0.375% Note due November 15, 2014	0.148%	+10	2024 Notes	0.248%	$1,015.98	$1,045.98	$0.00	$1,045.98
949746JE2/ US949746JE28	5.125% Subordinated Notes due September 15, 2016	Wells Fargo & Company	$850,000,000	0.625% Note due October 15, 2016	0.527%	+40	2024 Notes	0.927%	$1,085.87	$1,115.87	$0.00	$1,115.87
929903CH3/ US929903CH31	5.625% Subordinated Notes due October 15, 2016	Wells Fargo & Company	$1,250,000,000	0.625% Note due October 15, 2016	0.527%	+40	2024 Notes	0.927%	$1,103.48	$1,133.48	$0.00	$1,133.48
33738MAA9/ US33738MAA99	6.180% Subordinated Notes due February 15, 2036	Wells Fargo Bank, N. A.	$149,700,000	3.625% Bond due August 15, 2043	3.906%	+100	2044 Notes	4.906%	$1,141.13	$1,171.13	$0.00	$1,171.13
33738KAA3/ US33738KAA34	6.180% Subordinated Notes due February 15, 2036	Wells Fargo Bank, N. A.	$150,000,000	3.625% Bond due August 15, 2043	3.906%	+100	2044 Notes	4.906%	$1,141.13	$1,171.13	$0.00	$1,171.13
94980VAG3/ US94980VAG32	5.950% Subordinated Notes due August 26, 2036	Wells Fargo Bank, N. A.	$1,000,000,000	3.625% Bond due August 15, 2043	3.906%	+100	2044 Notes	4.906%	$1,112.06	$1,142.06	$0.00	$1,142.06
33738MAG6/ US33738MAG69	6.919% Subordinated Notes due December 15, 2036	Wells Fargo Bank, N. A.	$50,000,000	3.625% Bond due August 15, 2043	3.906%	+100	2044 Notes	4.906%	$1,246.04	$1,276.04	$0.00	$1,276.04
92976GAG6/ US92976GAG64	5.850% Subordinated Notes due February 1, 2037	Wells Fargo Bank, N. A.	$1,500,000,000	3.625% Bond due August 15, 2043	3.906%	+100	2044 Notes	4.906%	$1,099.77	$1,129.77	$100.00	$1,029.77
92976GAJ0/ US92976GAJ04	6.600% Subordinated Notes due January 15, 2038	Wells Fargo Bank, N. A.	$2,500,000,000	3.625% Bond due August 15, 2043	3.906%	+100	2044 Notes	4.906%	$1,208.03	$1,238.03	$100.00	$1,138.03

In addition to the applicable total exchange price or exchange price, holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the applicable settlement date. In the case of Old Notes exchanged on the final settlement date, this amount will be reduced to reflect embedded interest on the New Notes as described in the confidential offering circular.

The exchange offers will expire on the expiration date (11:59 p.m., New York City time, on December 5, 2013) unless extended by Wells Fargo & Company.

In accordance with the terms of the exchange offers, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. The early settlement date is expected to be November 26, 2013, and will apply to all Old Notes validly tendered and accepted for exchange pursuant to the terms and conditions of the applicable exchange offer as of the early participation date. The final settlement date is expected to be December 6, 2013, and will apply to all Old Notes validly tendered and accepted for exchange pursuant to the terms and conditions of the applicable exchange offer after the early participation date but at or prior to the expiration date.

Each exchange offer is being conducted by Wells Fargo & Company upon the terms and subject to the conditions set forth in the confidential offering circular and the related letter of transmittal. The exchange offers are only extended, and copies of the offering documents will only be made available, to holders of outstanding notes that have certified their status as (1) a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2)(A) a person other than a “U.S. person” as defined in Rule 902 under Regulation S of the Securities Act and (B) if resident and/or located in any Member State of the European Economic Area that has implemented provisions of the Directive 2003/71/EC (as amended, including pursuant to Directive 2010/73/EU, the “Prospectus Directive”), a qualified investor as defined in Article 2.1(e) of the Prospectus Directive (each, an “Eligible Holder”).

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Wells Fargo & Company will enter into a registration rights agreement with respect to each series of New Notes.

Documents relating to the exchange offers have been, and will be, distributed only to holders of the outstanding Old Notes that have completed and returned, or that complete and return, a letter of eligibility confirming that they are Eligible Holders. Holders of the outstanding Old Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/wfc or contact D.F. King & Co., Inc., the information agent for the exchange offers, by calling toll-free (800) 549-6697 or at (212) 269-5550 (banks and brokerage firms).

This press release is not an offer to sell or a solicitation of an offer to buy any security. The exchange offers are being made solely by the confidential offering circular and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive, qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom who are investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or fall within Article 43 of the Order, or any other person to whom it may otherwise lawfully be communicated under the Order (all such persons together being referred to as “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

This press release contains forward-looking statements, which are subject to risks and uncertainties. The forward-looking statements contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “will,” “may,” “likely” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made and are not based on historical facts but instead represent Wells Fargo & Company’s then current expectations regarding future events, circumstances or results. Wells Fargo & Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, whether or not Wells Fargo & Company will ultimately consummate the exchange offers, the satisfaction of the conditions described in the confidential offering circular and market conditions.